Blue Chip Investor Fund
	Schedule of Investments
	September 30, 2022 (Unaudited)
Shares			Fair Value	% of Net Assets

COMMON STOCKS

Air Courier Services
7,000	FedEx Corporation		$ 1,039,290	2.97%

Asset Manager
70,500	Brookfield Asset Management Inc. Class A (Canada)		2,882,745	8.23%

Commercial Printing
19,700	Cimpress PLC (Netherlands) *		482,256	1.38%

Diversified Bank
30,000	Wells Fargo & Co.		1,206,600	3.44%

Diversified Companies
34	Berkshire Hathaway Inc. Class A * (a)		13,819,980	39.45%

Fire, Marine & Casualty Insurance
1,750	Markel Corporation *		1,897,385	5.42%

Integrated Oil & Gas
70,000	Suncor Energy Inc. (Canada)		1,970,500	5.62%

Internet Content & Information
22,000	Alphabet Inc. - Class C *		2,115,300	6.03%

Retail - Auto & Home Supply Stores
7,100	Advance Auto Parts, Inc.		1,110,014	3.17%

Retail - Auto Dealers & Gasoline Stations
20,000	CarMax, Inc. *		1,320,400	3.77%

Retail - Catalog & Mail-Order Houses
8,800	Wayfair Inc. - Class A *		286,440	0.82%

Retail - Eating Places
23,800	Restaurant Brands International Inc. (Canada)		1,265,684	3.61%

Services - Business Service, NEC
12,200	Bread Financial Holdings, Inc.		383,690	1.10%

Services - Equipment Rental & Leasing, NEC
36,800	AerCap Holdings N.V. (Ireland) *		1,557,744	4.45%

Services - Medical Laboratories
7,500	Quest Diagnostics Incorporated		920,175	2.63%

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation		2,923,300	8.34%

Total for Common Stocks - (Cost $26,804,439)			35,181,503	100.43%

Money Market Funds
63,892	Fidelity Investments Money Market Funds Government
	Portfolio Class I 2.74% **		63,892	0.18%
	(Cost - $63,892)

	Total Investments		35,245,395	100.61%
	(Cost - $26,868,331)

	Liabilities in Excess of Other Assets		(213,893)	-0.61%

	Net Assets		$ 35,031,502	100.00%

(a) The company's 2021 annual report is available at www.berkshirehathaway.com/reports.html.
* Non-Income producing securities.
** The rate shown represents the 7-day yield at September 30, 2022.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of total investment securities owned at September 30, 2022, was $26,868,331. At September 30, 2022, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

	Unrealized Appreciation		$ 14,709,251
	Unrealized Depreciation		(6,332,187)
	Unrealized Appreciation		$ 8,377,064

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price an equity security is generally valued at the last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. If market prices are not available or, in the opinion of Fund management, including as informed by the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Advisor may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees (the “Trustees” or the “Board”). Such securities are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value as provided by the funds and are classified as level 1 of the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2022:

Valuation of Inputs and Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 35,181,503	$ -	$ -	$ 35,181,503
Money Market Funds	63,892	-	-	63,892
Total Investments	$ 35,245,395	$ -	$ -	$ 35,245,395

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal quarter ended September 30, 2022.